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                                                                EXHIBIT 10.4A


                              AMENDMENT TO WARRANT

        This Amendment to Warrant is made as of this ____ day of June, 1998, by and between Eclipsys Corporation, a Delaware corporation (the "Company"), and BT Investment Partners, Inc., a Delaware corporation (the "Warrantholder").

                                  WITNESSETH:

        WHEREAS, the Company issued to the Warrantholder a certain Warrant to Purchase 674,893 Shares of Non-Voting Common Stock, No. 2, dated January 24, 1997 (the "Warrant"); and

        WHEREAS, the Company has requested that the Warrantholder agree to a modification to the original terms of the Warrant in order to facilitate the Company's initial public offering, and the Warrantholder has agreed to make such modification;

        NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

        1. Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Warrant.

        2. The Warrant is hereby amended to reflect that, notwithstanding the provisions of Section 2.2(a) of the Warrant and Schedule 1 attached thereto, in the event the Company effects a Complete Redemption on or prior to July 14, 1998, the Warrant shall thereafter be exercisable to purchase a maximum of 302,281 shares of Class B Common Stock. In furtherance of this agreement, the references to "6/30/98" and "7/1/98" in Section 1 of Schedule 1 attached to the Warrant shall be amended to refer to "7/31/98" and "8/01/98", respectively.

        3. As modified hereby, the Warrant is hereby confirmed to be in full force and effect.

        4.  This Amendment may be executed in multiple counterpart copies.

        IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

ECLIPSYS CORPORATION                    BT INVESTMENT PARTNERS, INC.


By: /s/ Robert J. Vanaria               By: /s/ Christopher Fuller
    ------------------------                --------------------------
    Name: Robert J. Vanaria                 Name: Christopher Fuller
    Title: CFO                              Title:  Principal